UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010
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Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curacao Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

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Registrant’s telephone number, including area code: 011-59-99-465-8525
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions

On February 17, 2010, Orthofix International N.V. (the “Company”) issued a press release (the “press release”) announcing, among other things, its results for the fourth quarter and full year ended December 31, 2009, as well as guidance for certain projected financial results for the Company for the full year of 2010.  A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in the specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Orthofix International N.V. dated February 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Robert S. Vaters
Robert S. Vaters Executive Vice President and Chief Financial Officer

Date: February 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 17, 2010